UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

(July 29, 2020)

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification
No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 2.02 of the Current Report on Form 8-K filed by Sanmina Corporation (the “Company”) on July 29, 2020 (the “Original Form 8-K”) solely to furnish the transcript of its conference call held on July 29, 2020 and the slides that were presented during such conference call for the reason described below in Item 2.02. No other changes have been made to the Original Form 8-K or to the exhibit furnished therewith.

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2020, the Company held a conference call to discuss its financial results for the third quarter ended June 27, 2020. The Company attempted to file with the Securities and Exchange Commission (the “SEC”) the Original Form 8-K that furnished the press release announcing the Company’s unaudited financial results for such quarter prior to the commencement of the conference call in accordance with the rules of the SEC and the Company’s usual practice. However, because the SEC’s EDGAR system experienced technical difficulties and was unable to process filings during the afternoon of July 29, 2020, the Original Form 8-K was not accepted by the SEC until after the conference call had commenced. Accordingly, and in accordance with the rules of the SEC, the Company is furnishing a transcript of its conference call and the slides that were presented during such conference call herewith on a one-time basis as Exhibit 99.1 and Exhibit 99.2, respectively.

The information set forth in this in this Item 2.02, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, the information in this Item 2.02, including the exhibits hereto, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Transcript of earnings conference call held by Sanmina Corporation on July 29, 2020
Exhibit 99.2	Slides presented during earnings conference call held by Sanmina Corporation on July 29, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ Kurt Adzema
Kurt Adzema
Executive Vice President and Chief Financial Officer

Date: July 31, 2020